Exhibit 3.24

Entity #: 3663126 Date Filed: 07/03/2006 Pedro A. Cortes Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Certificate of Organization

Domestic Limited Liability Company

(15 Pa.C.S. § 8913)

Name SBARRO BLUE BELL EXPRESS LLC			Document will be returned to the name and address you enter to the left.
Address 401 BROAD HOLLOW ROAD

City MELVILLE	State NY	Zip Code 11747

Fee: $125	Commonwealth of Pennsylvania CERTIFICATE OF ORGANIZATION 3 Page(s)

In compliance with the requirements of 15 Pa.C.S. § 8913 (relating to certificate of organization), the undersigned desiring to organize a limited liability company, hereby certifies that:

1.	The name of the limited liability company (designator is required, i.e., “company”, “limited” or “limited liability company” or abbreviation):

Sbarro Blue Bell Express LLC

2.	The (a) address of the limited liability company’s initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and street	City	State	Zip	County

(b) Name of Commercial Registered Office Provider				County
c/o: CT Corporation System				Dauphin

3.	The name and address, including street and number, if any, of each organizer is (all organizers must sign on page 2)

Name	Address
Carmela N. Merendino	401 Broad Hollow Road, Melville, New York 11747

4.	Strike out if inapplicable term

A member’s interest in the company is to be evidenced by a certificate of membership interest.

5.	Strike out if inapplicable:

Management of the company is vested in a manager or managers.

6.	The specified effective date, if any is: N/A
month	date year hour, if any

7.	Strike out if inapplicable:

__________________________________________________________________________________________

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8.	For additional provisions of the certificate, if any, attach an 8 1/2 x 11 sheet.

IN TESTIMONY WHEREOF, the organizer(s) has (have) signed this Certificate of Organization this 29th day of JUNE, 2006.

/s/ Carmela Merendino
Signature

Signature

Signature

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